UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [	]

Check the appropriate box:

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

i2 Telecom International, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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i2 TELECOM

5070 Old Ellis Pointe, Suite 110

Roswell, Georgia 30076

May 18, 2009

Dear Shareholders:

You are cordially invited to attend the annual meeting of shareholders of i2 Telecom International, Inc. (the “Company”) to be held at Homewood Suites by Hilton, 10775 Davis Drive, Alpharetta, GA, 30004, on Tuesday, June 30, 2009, at 10 a.m. (local time).

At the meeting, shareholders will be asked to vote on (a) the re-election of seven directors, (b) the ratification of the appointment of Freedman & Goldberg Certified Public Accountants, P.C. as the Company’s independent registered public accounting firm for the Company’s 2009 fiscal year and (c) the authorization of the Board of Directors of the Company to effect, in its discretion, a reverse stock split of the Company’s shares of common stock, no par value, in a range from one-for-two (1:2) to one-for-five (1:5) and approve a corresponding amendment to the Company’s Articles of Incorporation at any time during the twelve months after the 2009 annual meeting or prior to the 2010 annual meeting of shareholders, whichever occurs first.

The Notice of Annual Meeting of Shareholders and Proxy Statement accompanying this letter provide detailed information concerning matters to be considered at the meeting.

Your vote is important. I urge you to vote as soon as possible, whether or not you plan to attend the annual meeting.

Thank you for your continued support of i2 Telecom International, Inc.

Sincerely,
/s/ Paul R. Arena
Paul R. Arena Chairman of the Board

i2 Telecom International, Inc.

 5070 Old Ellis Pointe, Suite 110

Roswell, Georgia 30076

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 18, 2009

TO THE SHAREHOLDERS OF i2 TELECOM INTERNATIONAL, INC.:

The annual meeting of the shareholders of i2 Telecom International, Inc., a Washington corporation, (the “Company”), will be held on Tuesday, June 30, 2009, at 10 a.m. (local time), at Homewood Suites by Hilton, 10775 Davis Drive, Alpharetta, GA, 30004, for the following purposes:

1.	To re-elect seven directors to serve until the 2010 annual meeting of shareholders.
2.	To ratify the appointment of Freedman & Goldberg Certified Public Accountants, P.C. as the Company's independent registered public accounting firm for the 2009 fiscal year.
3.

To authorize the Company’s Board of Directors to effect, in its discretion, a reverse stock split of the Company’s shares of common stock, no par value, in a range from one-for-two (1:2) to one-for-five (1:5) and approve a corresponding amendment to the Company’s Articles of Incorporation at any time during the twelve months after the 2009 annual meeting or prior to the 2010 annual meeting of shareholders, whichever occurs first.

4.	To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on May 14, 2009 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. We hope that you will attend the meeting, but if you cannot do so, please complete, date, and sign the enclosed proxy card and return it in the accompanying envelope as promptly as possible. Your proxy card or broker may also provide instructions on voting electronically. Returning the enclosed proxy card (or voting electronically) will not affect your right to vote in person if you attend the meeting.

By Order of the Board of Directors /s/ Paul R. Arena
Paul R. Arena Chairman of the Board of Directors

Roswell, Georgia

May 18, 2009

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held June 30, 2009:

This proxy statement and our 2008 Annual Report on Form 10-K are available at www.i2Telecom.com/proxy, which does not have “cookies” that identify visitors to the site.

i

i2 Telecom International, Inc.

5070 Old Ellis Pointe, Suite 110

Roswell, Georgia 30076

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD

May 18, 2009

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors of i2 Telecom International, Inc., a Washington corporation (the “Company”), for use at the annual meeting of shareholders to be held on Tuesday, June 30, 2009, at 10 a.m. (local time), or at any adjournment or postponement of the meeting, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting. The annual meeting will be held at Homewood Suites by Hilton, 10775 Davis Drive, Alpharetta, GA, 30004.   The Company intends to mail this proxy statement and accompanying proxy card on or about May 29, 2009 to all shareholders entitled to vote at the annual meeting.

In order to obtain directions to attend the annual meeting of shareholders, please contact Andrew Berman, Chief Executive Officer, at (404) 567-4750.

ABOUT THE MEETING

Why did I receive this proxy statement?

You received this proxy statement because you held shares of the Company’s common stock on May 14, 2009 (the “Record Date”) and are entitled to vote at the annual meeting. The Board of Directors is soliciting your proxy to vote at the meeting.

What am I voting on?

You are being asked to vote on three items:

1.	The election of seven directors (see page 6).

2.         The ratification of Freedman & Goldberg Certified Public Accountants, P.C. as the Company’s independent registered public accounting firm for the 2009 fiscal year (see page 11).

3.         The authorization of the Board to effect, in its discretion, a reverse stock split of the Company’s shares of common stock, no par value, in a range from one-for-two (1:2) to one-for-five (1:5) and to approve a corresponding amendment to the Company’s Articles of Incorporation at any time during the twelve months after the 2009 annual meeting or prior to the 2010 annual meeting of shareholders, whichever occurs first (see page 13).

What is a proxy and how does the proxy process operate?

The proxy process is the means by which corporate shareholders can exercise their rights to vote for the election of directors and other corporate proposals. A proxy is your legal designation of another person to vote the stock you own. The people that you designate to vote your shares are called proxies. Paul R. Arena has been designated as a proxy for the annual meeting. The term “proxy” also refers to the written document or “proxy card” that you sign to authorize those persons to vote your shares.

Shareholders may vote by returning a proxy card without having to attend the shareholder meeting in person. By executing the proxy card, you authorize the above-named individual to act as your proxy to vote your shares in the

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manner that you specify. The proxy voting mechanism is vitally important to us. In order for us to obtain the necessary shareholder approval of proposals, a “quorum” of shareholders must be represented at the meeting. The presence, in person or by proxy, of holders of a majority of the voting power of all outstanding shares of the Company’s common stock, no par value (the “Common Stock”) entitled to vote at our annual meeting are necessary to constitute a quorum at the annual meeting. Since few shareholders can spend the time or money to attend shareholder meetings in person, voting by proxy is necessary to obtain a quorum and complete the shareholder vote.

How can I access the proxy materials over the Internet?

Pursuant to new rules promulgated by the Securities and Exchange Commission, or the SEC, we are required to provide access to these proxy statement materials (which include this proxy statement, a proxy card and our Annual Report on Form 10-K for the year ended December 31, 2008) both by sending you this full set of proxy statement materials, including a proxy card, and by notifying you of the availability of such materials on the Internet at www.i2Telecom.com/proxy.

How can I obtain copies of the Annual Report on Form 10-K and other available information about the Company?

We are furnishing with this proxy statement a copy of our 2008 Annual Report on Form 10-K, which includes our financial statements. Shareholders may request a copy of this proxy statement, a proxy card or our 2008 Annual Report on Form 10-K at no charge by sending a written request to i2 Telecom International, Inc., 5070 Old Ellis Pointe, Suite 110, Roswell, Georgia 30076 or by contacting the Company at (404) 567-4750 or e-mailing to proxy@i2telecom.com.

We are required to file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission, or the SEC. You may read any materials we file with the SEC free of charge at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Copies of all or any part of these documents may be obtained from such office upon the payment of the fees prescribed by the SEC. The public may obtain information on the operation of the public reference room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov. This proxy statement and our 2008 Annual Report on Form 10-K, including all exhibits thereto, have been filed electronically with the SEC. You may also obtain copies of our annual, quarterly and current reports, proxy statements and certain other information filed with the SEC, as well as amendments thereto, free of charge from our web site. Our web site is www.i2telecom.com. No information from this web site is incorporated by reference herein. These documents are available free of charge to any shareholder upon request by sending a written request to i2 Telecom International, Inc., 5070 Old Ellis Pointe, Suite 110, Roswell, Georgia 30076 or by contacting the Company at (404) 567-4750 or e-mailing proxy@i2telecom.com.

What is the Record Date and what does it mean?

The Record Date for the annual meeting is May 14, 2009. The Record Date is established by our Board of Directors as required by law. Owners of record of our Common Stock at the close of business on the Record Date are entitled to receive notice of the meeting and vote at the meeting and any adjournments or postponements of the meeting.

What is the difference between a shareholder of record and a shareholder who holds stock in street name?

If your shares are registered in your name with our transfer agent, Continental Stock Transfer and Trust Company, you are a shareholderof record with respect to those shares. As a shareholderof record, you have the right to grant your voting proxy directly to us or to a third party, or to vote in person at the meeting.

If you are the beneficial owner of shares and they are held in the name of your broker, bank or other nominee, then your shares are held in “street name.” Your broker, bank or other nominee, as the record holder of your shares, is required to vote those shares in accordance with your instructions. If you beneficially own shares in street name, these proxy materials are being forwarded to you together with a voting instruction card on behalf of your broker,

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bank or other nominee. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote and you are also invited to attend the annual meeting. Your broker, bank or nominee has enclosed or provided voting instructions for you to use in directing the broker, bank or other nominee how to vote your shares. Since a beneficial owner in street name is not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the meeting.

What different methods can I use to vote?

You may attend the annual meeting and vote your shares in person. You may also vote by returning a proxy card, without having to attend the shareholder meeting in person.

By mail: If your shares are registered directly in your name as the holder of record, you may vote your shares by marking, signing, dating and mailing the proxy card in the postage paid envelope that we have provided. All shareholders of record on the Record Date can vote by this written proxy card. If your shares are held in street name, you must vote by giving instructions to your bank, broker or nominee. Only your broker, bank or other nominee can give a proxy with respect to your shares. You should receive a proxy card from your bank or broker, which you must return to have your shares voted. If you have not received a proxy card from your bank or broker, you may contact it directly to provide it with instructions on how you wish to vote.

In person: If you are a registered shareholderand attend the annual meeting, you may deliver your completed and signed proxy card in person. If your shares are held in street name, and you wish to vote in person at the annual meeting, you will need to obtain a legal proxy form from your broker or bank that holds your shares of record and you must bring that document to the annual meeting.

On the Internet of by telephone: If shares are registered directly in your name as the holder of record, you may follow the instructions set forth on your proxy card to vote on the Internet or by telephone.

What is the effect of not voting?

The effect of not voting depends on how you own your shares. If you own shares as a registered holder, rather than through a broker or nominee, your unvoted shares will not be represented at the meeting and will not count toward the quorum requirement. Assuming a quorum is obtained, your unvoted shares will not affect whether the proposal is approved or rejected. If you own shares through a broker or nominee and do not vote, your broker or nominee may represent your shares at the meeting for purposes of obtaining a quorum. As described in the answer to the following question, if you do not provide your broker or nominee voting instruction, your broker or nominee may or may not vote your shares, depending upon the proposal.

If I do not vote, will my broker vote for me and how will broker non-votes and abstentions be counted?

If you own your shares through a broker or nominee and you do not vote, your broker or nominee may vote your shares in its discretion on some “routine matters.” However, with respect to other proposals, your broker or nominee may not vote your shares for you. With respect to non-routine proposals, the aggregate number of unvoted shares is reported as broker non-votes. Broker non-vote shares are counted toward the quorum requirement. Proposal No. 1, which relates to the election of directors set forth in this proxy statement, and Proposal No. 2, which relates to the ratification of the appointment of Freedman & Goldberg Certified Public Accountants, P.C. as the Company’s independent auditors for the year ending December 31, 2009, are considered routine matters on which brokers or nominees will be permitted to vote unvoted shares. As a result, broker non-votes will not arise in the context of Proposal No. 1 and Proposal No. 2. Proposal No. 3, which relates to a reverse stock split of the Company’s shares of Common Stock and a corresponding amendment to the Company’s Articles of Incorporation is not considered a routine matter on which brokers or nominees will be permitted to vote unvoted shares. As a result, broker non-votes will arise in the context of Proposal No. 3. Shareholders may not abstain from voting on Proposal No. 1. An abstention specified for Proposal No. 2 or Proposal No. 3 will be counted as present for purposes of determining whether a quorum is present but will not be voted on that item. Accordingly, an “Abstention” will have the effect of a vote “Against” such proposal.

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What are the voting recommendations of the Board of Directors?

The Board of Directors recommends that you vote in the following manner:

1.	FOR each of the persons nominated by the Board of Directors to serve as directors.

2.         FOR the ratification of the appointment of Freedman & Goldberg Certified Public Accountants, P.C. as independent registered public accounting firm for the 2009 fiscal year.

3.         FOR the authorization of the Board to effect, in its discretion, a reverse stock split of the Company’s shares of Common Stock, no par value, in a range from one-for-two (1:2) to one-for-five (1:5) and approve a corresponding amendment to the Company’s Articles of Incorporation to reflect the reverse stock split at any time during the twelve months after the 2009 annual meeting or prior to the 2010 annual meeting of shareholders, whichever occurs first.

Unless you give contrary instructions on your proxy card, the persons named as proxies will vote your shares in accordance with the recommendations of the Board of Directors.

Will any other matters be voted on?

We do not know of any other matters that will be brought before the shareholders for a vote at the annual meeting. If any other matter is properly brought before the meeting, your signed proxy card would authorize Mr. Paul Arena to vote on such matters in his discretion.

Who is entitled to vote at the meeting?

Only shareholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the annual meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponement or adjournment of the meeting.

How many votes do I have?

For holders of Common Stock, you will have one vote for each share of the Company’s Common Stock that you owned on the Record Date. Cumulative voting is not permitted in the election of our directors.

How many votes can be cast by all shareholders?

The Company had 28,894,093 outstanding shares of Common Stock on the Record Date, which reflects a one-for-ten (1:10) reverse stock split, effective on the Record Date. Each of these shares is entitled to one vote per share.

How many votes must be present to hold the meeting?

The holders of a majority of the Company’s Common Stock outstanding on the Record Date must be present at the meeting in person or by proxy in order to fulfill the quorum requirement necessary to hold the meeting. This means at least 14,447,047 common shares must be present in person or by proxy.

If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will also be counted in determining the quorum. A broker non-vote occurs when a bank or broker holding shares in street name submits a proxy that states that the broker does not vote for some or all of the proposals because the broker has not received instructions from the beneficial owners on how to vote on the proposals and does not have discretionary authority to vote in the absence of instructions.

We urge you to vote by proxy even if you plan to attend the meeting so that we will know as soon as possible that a quorum has been achieved.

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What vote is required to approve each proposal?

The seven nominees for directors who receive the most votes will be elected.

The required vote to approve (i) the ratification of the appointment of Freedman & Goldberg Certified Public Accountants, P.C. as independent registered public accounting firm for the 2009 fiscal year and (ii) a resolution giving the Board of Directors authority to amend the Company’s Articles of Incorporation to effect, in its discretion, a reverse stock split of the Company’s shares of Common Stock, no par value, in a range from one-for-two (1:2) to one-for-five (1:5) (the “Reverse Stock Split”) at any time during the twelve months after the 2009 annual meeting or prior to the 2010 annual meeting of shareholders, whichever occurs first, is the affirmative vote of a majority of the Common Stock shares.

An abstention with respect to these proposals will be counted for the purposes of determining the number of shares entitled to vote that are present in person or by proxy. Accordingly, an abstention will have the effect of a negative vote.

Can I change my vote?

Yes. You may change your vote or revoke your proxy by sending in a new proxy card with a later date, or, if you are a shareholder of record, sending written notice of revocation to the Company’s Secretary at the address on the cover of this proxy statement. Also, if you attend the meeting and wish to vote in person, you may request that your previously submitted proxy not be used. If your shares are held in street name by a broker or nominee, you must contact your broker or nominee in order to revoke your proxy, but generally, you may change your vote by submitting new voting instructions to your broker or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Who can attend the annual meeting?

Any person who was a shareholder of the Company on the Record Date may attend the meeting. If you own shares in street name, you should ask your broker or bank for a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement so that we can verify your ownership of our stock and admit you to the meeting. You will not be able to vote your shares at the meeting without a legal proxy.

What happens if I sign and return the proxy card but do not indicate how to vote on an issue?

If you return a proxy card without indicating your vote, your shares will be voted as follows:

FOR each of the nominees for director named in this proxy statement;

FOR ratification of the appointment of Freedman & Goldberg Certified Public Accountants, P.C. as the independent registered public accounting firm for the Company for the 2009 fiscal year.

FOR the authorization of the Board to effect, in its discretion, a reverse stock split of the Company’s shares of Common Stock, no par value, in a range from one-for-two (1:2) to one-for-five (1:5) and approve a corresponding amendment to the Company’s Articles of Incorporation at any time during the twelve months after the 2009 annual meeting or prior to the 2010 annual meeting of shareholders, whichever occurs first.

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PROPOSAL 1 - ELECTION OF DIRECTORS

Under the Company’s bylaws, the number of directors of the Company is fixed by the Board of Directors, and may be increased or decreased by resolution of the Board of Directors. Currently, the Board has fixed the number of directors at seven persons.

The Company does not currently have a Nominating Committee, and nominees for election as a director are selected by the Board of Directors, which has approved the nominations of seven persons to serve as directors until the 2010 annual meeting, or until each director’s successor is elected and qualified. Each of the nominees has agreed to serve if elected. The nominees are as follows:

Name	Age	Position
Paul R. Arena (1)	51	Director, Chairman of the Board, Chief Financial Officer and Secretary
D. Christer Bylander (2)	55	Director
Audrey L. Braswell (3)	80	Director
Montgomery L. Bannerman (4)	53	Director
Andrew L. Berman (5)	50	Director, Chief Executive Officer
Timothy McGeehan (6)	42	Director
Bruce C. Friedman (7)	59	Director
(1)	Mr. Arena does not qualify as independent under the Nasdaq National Market System standards for independence. Mr. Arena is the Chairman of the Board, a member of the Executive Committee.
(2)	Mr. Bylander qualifies as an independent director under the Nasdaq National Market System standards for independence and he is a member of the Audit Committee.
(3)	Dr. Braswell qualifies as an independent director under the Nasdaq National Market System standards for independence.
(4)	Mr. Bannerman qualifies as an independent director under the Nasdaq National Market System standards for independence. He serves as a member of the Audit Committee.
(5)	Mr. Berman does not qualify as independent under the Nasdaq National Market System standards for independence. Mr. Berman is the Chairman of the Executive Committee.
(6)	Mr. McGeehan qualifies as an independent director under the Nasdaq National Market System standards for independence. He does not serve on any committees of the Board.
(7)

Mr. Friedman was appointed as a director of the Company on May 6, 2009, to fill a vacancy created by the resignation of David Reese as a director of the Company. Mr. Friedman qualifies as an independent director under the Nasdaq National Market System standards for independence. Mr. Friedman is the Chairman of the Audit Committee.

The biographical background and a description of any substantial interest in the Company of each nominee for director is as follows.

Paul R. Arena, Chairman, Chief Financial Officer and Secretary

Mr. Arena has served as a director, Chairman of the Board and Secretary of the Company since February 2004, Chief Financial Officer since May 2005, Chief Executive Officer from February 2004 to April 2009 and President from November 2005 to August 2008. Furthermore, Mr. Arena served as President of the Company from September 2004 to May 2005. Mr. Arena was the founder of i2 Telecom International, Inc. , a Delaware corporation and our subsidiary (“i2 Telecom (DE)”), and has served as Chairman of the Board and Chief Executive Officer of that subsidiary since its inception in February 2002. From April 2000 to 2008, Mr. Arena was Chairman and Chief Executive Officer of AIM Group, Inc., a holding company specializing in materials for the wire and cable industry. In July 1994, Mr. Arena founded Cereus Technology Partners, Inc. (Cereus), a publicly traded technology company. Mr. Arena served in an executive capacity with Cereus and its predecessor companies, including Chairman and Chief Executive Officer, from May 1991 to April 2000. From June 1990 to May 1991, Mr. Arena was a financial business consultant. From February 1988 to January 1990, he served as a Senior Vice President and partner of Gulfstream Financial Associates, Inc., a subsidiary of the Kemper Group. Since November 2007, Mr. Arena has also served on the board of directors of Corient, Inc., a computer hardware, mass customization, asset recovery and marketing company.

D. Christopher Bylander, Director

Mr. Bylander began serving as a director of the Company in May 2006 and from July 2007 to present, he has served as President of our subsidiary, i2Telecom International, Ltd., European operations. From May 2004 to present, Mr. Bylander has been the founder, Chairman and CEO of Corient, Inc., a computer hardware, mass customization, asset

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recovery and marketing company. Mr. Bylander is also CEO of Notebook Design International, LLC and director Notebook Design International, AB. In March 2007, he became a partner of IonIdea, Inc., an IT outsourcing/offshoring company with production facilities in the United States, India, and Ukraine. In October, 1995, Mr. Bylander founded International American Group (IAG), specializing in business development to the manufacturing and IT/ telecommunications industries. While at IAG, he also served as U.S. President and CEO of a European telecommunications company, U.S. President and CEO of a global manufacturing group, Managing Director of a software developer in the financial services industry, and COO of a top Gartner-rated eBusiness infrastructure company. Mr. Bylander received a bachelors degree in economics from Uppsala Cederblads in Sweden in 1978 and attended De La Salle in the Philippines and Sigtunaskolan in Sweden prior to that. Between 1993 and 1996 he participated in the MBA program at Oxford Brookes University (formerly Oxford Polytechnic) in Oxford, England.

Dr. Audrey L. Braswell, Director

Dr. Braswell has served as a director of the Company since June 2004 and as a director of i2Telecom (DE) since February 2002. Since 1974, Dr. Braswell has served as President and owner of Vista Pacifica Enterprises, Inc., an operator of several health care facilities in California. For the past 35 years, Dr. Braswell has been engaged in various levels of health, education, and social assistance activities. Dr. Braswell is also a real estate developer of residential, commercial and industrial properties. Dr. Braswell previously served on the board of directors of Cereus Technology Partners from March 1997 to October 1999. Dr. Braswell obtained a Ph.D. from Oregon State University in 1963, received an MS from Oregon State University in 1959, an MA from Los Angeles State College in 1954, and a BS from Bethany Nazarene College in 1949.

Montgomery L. Bannerman, Director

Mr. Bannerman has served as a director of the Company since August 2007. From August 2007 to the present, Mr. Bannerman has been founder, Chairman and CEO of ArcStar Energy. With over 25 years of industry experience, Mr. Bannerman has experience in nearly all sectors of the telecommunications industry and was engaged in the early introduction of digital and Internet technologies and services throughout the world. He has extensive experience in the areas of strategic planning, business development, as well as sales and marketing, engineering, systems development and network operations. From 2004 to 2007, Mr. Bannerman was a senior executive and most recently CEO of Verso Technologies. Before joining Verso, Bannerman served as Terremark Worldwide's Chief Technical Officer from 2000 to 2004, where he led the teams responsible for the design, implementation and operation of the Network Access Point (NAP) of the Americas, the fifth tier-one NAP in the world. The NAP is home to over 165 of the worlds' largest carriers and many US government entities and is one of the primary interconnection and peering facilities in the United States. He was also instrumental in raising capital for the company. Prior to that, from 1996 to 2000, Mr. Bannerman founded IXS.NET, which developed and deployed one of the first integrated VOIP network platforms in Asia providing services in China, Taiwan and Hong Kong. He had previously founded DSP.NET from 1993 to 1996, one of the first commercial ISPs in northern California. From 1983 to 1993 Mr. Bannerman served as Vice President at Bell Canada International, to assist Nortel Networks in the global introduction and market development of Nortel's new DMS digital central office switching and SL-10 packet network products. Prior to that, Bannerman was with Bell Canada since 1979, where he was involved in the introduction of the first digital switching and packet network systems to national and international corporations.

Andrew Berman, Director

Mr. Berman has served as a director of the Company since April 2008 and as Chief Executive Officer since April 2009. With over 26 years of industry experience, Mr. Berman has experience in nearly all sectors of the technology and telecommunications industries and was instrumental in revolutionizing global Internet connectivity in the early 1990s. He has extensive experience in the disciplines of strategic alliance planning and business development, as well as sales and marketing, product development and distribution. Mr. Berman is the founder and owner of Virenta, LLC (“Virenta”), a consulting group specializing in strategic global alliances and business development for the technology and telecommunications industries, formed in 2007. His clients at Virenta have included Monster Cable, Cisco, RadioShack and Valence Semiconductor, among others. Mr. Berman was President and Chief Executive Officer for Nextlink USA, Inc, AB, a Denmark-based headset manufacturer from May 2006 to February 2007, at which time he was elected to their Board of Directors. He served as Vice President, Strategic Alliances and

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Business Development, at RadioShack from July 2003 through April 2006, where he successfully delivered emerging technologies and new products/services to distribution channels and brought many licensing and investment opportunities to the company. Mr. Berman, as a Senior Vice President of Sales and Marketing for CipherOptics from January 2002 through June 2003, successfully negotiated strategic relationships with SafeNet, CNT, IBM, EMC, Storage Technology, and Hitachi Data Systems.

Timothy McGeehan, Director

Mr. McGeehan has served as a director of the Company since October 2008. From August 1988 to May 2008, Mr. McGeehan was employed in a senior executive capacity for Best Buy and oversaw Best Buy Mobile and the enterprise’s expanding global wireless business, through its strategic relationship with The Carphone Warehouse Group PLC. McGeehan was responsible for the rollout of Best Buy Mobile across North America and internationally; he also played a key leadership role in the enterprises international expansion. McGeehan began his career with Best Buy in 1988 as a sales associate in Moorhead, Minnesota. During his tenure, he advanced through the retail organization with expanding responsibilities including roles as general manager, district manager, regional manager and regional vice president. In 2002, McGeehan was named to senior vice president, overseeing stores in the eastern third of the United States. In 2005, he was appointed executive vice president of retail sales, leading the company’s 100,000-plus U.S. employees and more than 850 stores. McGeehan attended North Dakota State University and served four years in the U.S. Army.

Bruce C. Friedman, Director

Mr. Friedman has served as a director of the Company since May 2009 and is the Chairman of our Audit Committee. Mr. Friedman has over thirty-five years of experience in structuring financial transactions and designing marketing campaigns to introduce new, innovative products to the general public. In 2003 Mr. Friedman founded MyBrainTrainer, LLC (“MyBrainTrainer”), which maintains a website to help enhance cognitive function, and has served as its President from 2003 to the present. Additionally, Mr. Friedman was the founder and President from 1992 to 2009 of Heart Check America, Inc., an operator of medical imaging facilities specializing in cardiac screening examinations. Previously, he was a commercial real estate broker from 1988 to 1992 and Chief Financial Officer of Pacific Triangle Management Corporation from 1977 to 1985, a Beverly Hills based real estate developer. From 1973 to 1976, he was a Certified Public Accountant for Arthur Andersen & Co. and performed audits of public companies. Mr. Friedman received an M.B.A. from The Wharton School and a B.A. from State University of New York at Stony Brook. He is a licensed Certified Public Accountant in California and New York.

THE BOARD RECOMMENDS A VOTE “FOR” EACH NOMINEE.

The Board of Directors and its Committees

Our Board of Directors currently consists of seven members. Our bylaws provide that our directors will hold office until the 2010 annual meeting of the shareholders and until their successors have been elected and qualified. Our Board of Directors is responsible for the business and affairs of the Company and considers various matters which require its approval.

On April 27, 2009, the Company filed a Certificate of Designations of Rights and Preferences of Series F Convertible Preferred Stock and subsequently sold 500 shares of the Series F Preferred. As long as any shares of the Series F Preferred Stock are outstanding, the holder thereof has the right to elect one director to the Board of Directors. Currently, the holders of Series F Preferred Stock have not elected a director to the Board.

There are two committees of the Board of Directors — the Audit Committee and the Executive Committee. We do not currently have a Nominating Committee, and nominees for election as a director are selected by the Board of Directors. Committee assignments will be re-evaluated annually and approved during the Board meeting which follows the annual meeting of shareholders. The Board has determined that, in its judgment as of the date of this proxy statement, Dr. Braswell, Mr. Bannerman, Mr. Bylander, Mr. McGeehan andMr. Friedman are independent directors within the meaning of NASDAQ Rule 4350. Accordingly, each of the members of the Audit Committee is independent within the meaning of NASDAQ Rule 4350.

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During the fiscal year ended December 31, 2008, the Board held twelve telephonic meetings and one physical meeting. Each director attended all of the meetings of the Board and the Board committees of which he was a member in 2008.All of the Board actions were taken by unanimous written consent.

Attendance of Directors at Shareholder Meetings

Directors are also expected to attend the annual meeting of shareholders. The Board believes that director attendance at shareholder meetings is appropriate and can assist directors in carrying out their duties. When directors attend shareholder meetings, they are able to hear directly shareholder concerns regarding the Company. It is understood that special circumstances may occasionally prevent a director from attending a meeting.

Audit Committee

The audit committee of the Board of Directors consists of Bruce C. Friedman, who is the Chairman of the Audit Committee, Monty Bannerman and D. Christer Bylander, each of which is an independent director of the Company. The audit committee reviews actions with respect to various auditing and accounting matters, including the selection of the Company’s independent public accountants, the scope of the annual audits, the nature of non-audit services, the fees to be paid to the independent public accountants, and the accounting practices of the Company. The Company does not currently have an audit committee financial expert serving on its audit committee because we believe that the members of our Board are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. The Company may in the future attempt to add a qualified board member to serve as an audit committee financial expert in the future, subject to its ability to locate and compensate such a person. The audit committee met once during fiscal 2008. A copy of our Audit Committee Charter was filed as Exhibit A to our Definitive Proxy Statement on Schedule 14A filed with the SEC on May 15, 2008.

Compensation Committee

The Board of Directors does not have a separate compensation committee. Rather, the entire Board of Directors acts as compensation committee, and a majority of the directors, but not all of the directors, are independent directors, as such term is defined in the NASDAQ listing standards. The Board of Directors does not believe we would derive any significant benefit from a separate compensation committee, although the Board of Directors may contemplate forming a compensation committee in the future.

Executive Committee

The Executive Committee is responsible for reviewing various business opportunities and decisions related to the intellectual property of the Company. The current members of the Executive Committee are Mr. Berman, the Chairman of the Executive Committee, Mr. Arena, Mr. Miltenberger and Mr. Bender. The Executive Committee meets at least once a month.

Nominating Committee

The Board of Directors does not have a separate nominating committee or a nominating committee charter. Rather, the entire Board of Directors acts as nominating committee, and a majority of the directors, but not all of the directors, are independent directors, as such term is defined in the NASDAQ listing standards. As such, the director nominees to be voted on at the 2009 Annual Meeting were selected by the entire Board of Directors. The Board of Directors does not believe we would derive any significant benefit from a separate nominating committee, although the Board of Directors may contemplate forming a nominating committee in the future.

The Board of Directors selects candidates for director who, in the view of the Board and based on all available information and relevant considerations, are most suited for membership on the Board. The process for identifying and evaluating nominees for director is as follows:

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•	The Board will first determine the incumbent directors whose terms expire at the upcoming meeting and who wish to continue their service on the Board.
•

The Board will evaluate the qualifications and performance of the incumbent directors that desire to continue their service. In particular, as to each such incumbent director, the Board will (i) consider if the director continues to satisfy the minimum qualifications for director candidates adopted by the Board; (ii) review the assessments of the performance of the director during the preceding term; and (iii) determine whether there exists any special, countervailing considerations against re-nomination of the director.

•

If the Board determines that an incumbent director consenting to re-nomination continues to be qualified and has satisfactorily performed his or her duties as director during the preceding term, and there exist no reasons, including considerations relating to the composition and functional needs of the Board as a whole, why in the Board’s view the incumbent should not be re-nominated, the Board will, absent special circumstances, propose the incumbent director for re-election.

•

The Board will identify and evaluate new candidates for election to the Board where there is no qualified and available incumbent, including for the purpose of filling vacancies arising by reason of the resignation, retirement, removal, death, or disability of an incumbent director or a decision of the directors to expand the size of the Board.

•

The Board will solicit recommendations for nominees from persons that the Board believes are likely to be familiar with qualified candidates. These persons may include members of the Board and management of the Company. The Board may also determine to engage a professional search firm to assist in identifying qualified candidates; where such a search firm is engaged, the Board shall set its fees and scope of engagement.

•

As to each recommended candidate that the Board believes merits consideration, the Board will (i) cause to be assembled information concerning the background and qualifications of the candidate, including information concerning the candidate required to be disclosed in the Company’s proxy statement under the rules of the SEC and any relationship between the candidate and the person or persons recommending the candidate; (ii) determine if the candidate satisfies the minimum qualifications required by the Board of candidates for election as director; (iii) determine if the candidate possesses any of the specific qualities or skills that under the Board’s policies must be possessed by one or more members of the Board; (iv) consider the contribution that the candidate can be expected to make to the overall functioning of the Board; and (v) consider the extent to which the membership of the candidate on the Board will promote diversity among the directors.

•

The Board may, in its discretion, solicit the views of the Chief Executive Officer and other members of the Company’s senior management, regarding the qualifications and suitability of candidates to be nominated as directors.

•	In its discretion, the Board may designate one or more of its members to interview any proposed candidate.

Each candidate for election to the Board must possess at least the following specific minimum qualifications:

•	each candidate shall be prepared to represent the best interests of all of the Company’s shareholders;
•

each candidate shall be an individual who has demonstrated integrity and ethics in his or her personal and professional life and shall have established a proven and successful record of professional accomplishment in his or her chosen field;

•

each candidate shall be prepared to participate fully in Board activities, including active membership on at least one Board committee and attendance at, and active participation in, meetings of the Board

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and the committee or committees of which he or she is a member, and shall not have other personal or professional commitments that would, in the Board’s sole judgment, interfere with or limit his or her ability to do so;

•	each candidate must have a pristine reputation in the business community as determined by various peer group references;
•	each candidate must have a verifiable clean history, absent any criminal related convictions; and
•	each candidate must have a willingness to uphold the highest standards of fiduciary responsibility for the Company’s shareholders.

In making its selection, the Board of Directors will consider director candidates recommended by shareholders. In addition to the criteria for evaluation of other candidates to the Board (as listed above), the Board of Directors may consider the size and duration of the interest of the recommending shareholder or shareholder group in the equity of the Company. The Board of Directors may also consider the extent to which the recommending shareholder intends to continue holding its interest in the Company, including, in the case of nominees recommended for election at an annual meeting of shareholders, whether the recommending shareholder intends to continue holding its interest at least through the time of such annual meeting.

If a shareholder wishes to nominate one or more directors and the proposal is not intended to be included in the Company’s proxy statement relating to the Company’s 2010 annual meeting, the shareholder must give advance written notice to the Company by April 15, 2010. Pursuant to SEC Rule 14a-4(c)(1), if proposals are received prior to the meeting they may be voted upon with the discretionary authority granted to the proxies in this proxy statement and attached proxy card.

Shareholders may submit candidate recommendations for presentation at the Company’s 2010 annual meeting of shareholders by delivery of such proposal to the Company at its corporate offices no later than January 29, 2010. Upon timely receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations governing the solicitation of proxies.

Any shareholder filing a written notice of nomination for director must describe various matters regarding the nominee and the shareholder, including such information as name, address, occupation, and shares held.

Shareholder Communications with Non-Management Members of the Board

Shareholders may communicate directly with any or all of our Board members or any Board committee by writing to such individuals or committees by sending correspondence in care of our Secretary to i2 Telecom International, Inc., 5070 Old Ellis Pointe, Suite 110, Roswell, Georgia 30076. The Secretary will forward any such communications to the addressee on a regular basis. The Chairman of the Board will receive all communications directed to the Board, and the Chairman of each committee will receive all communications directed to that specific committee.

PROPOSAL 2 - RATIFICATION OF INDEPENDENT ACCOUNTANTS

The Audit Committee of the Board of Directors has appointed Freedman & Goldberg Certified Public Accountants, P.C. (“Freedman & Goldberg”) as the Company’s independent registered public accountants for the fiscal year ending December 31, 2009. Freedman & Goldberg was the Company’s independent registered public accountants for the fiscal year ending December 31, 2008. The Board has endorsed the appointment of Freedman & Goldberg, and this appointment is being presented to the shareholders for ratification.

Representatives of Freedman & Goldberg are not expected to be present at the 2009 annual meeting, either in person or by teleconference.

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Shareholder ratification of the selection of Freedman & Goldberg as the Company’s independent registered public accountants is not required by the Company’s bylaws or otherwise. The Board, however, is submitting the appointment of Freedman & Goldberg to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain Freedman & Goldberg. Even if the appointment is ratified, the Audit Committee, in its discretion, may appoint a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.

Audit Committee Report

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Audit Committee operates under a written charter approved by the Board, a copy of which was filed as Exhibit A to our Definitive Proxy Statement on Schedule 14A filed with the SEC on May 15, 2008. The charter provides, among other things, that the Audit Committee has full authority to engage the independent auditor. The Audit Committee has, with respect to the audited financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008:

•	reviewed and discussed the audited financial statements with management;
•

discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board;

•

received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board, and discussed with the independent accountant the independent accountant’s independence; and

•	based on the review and discussions referred to above, recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K.
Respectfully submitted,
THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Bruce C. Friedman, Chairman of the Audit Committee Montgomery L. Bannerman D. Christer Bylander _______________________

Principal Accountant Fees and Services

The following table sets forth fees billed to us by Freedman & Goldberg, our auditors during the fiscal years ended December 31, 2008 and December 31, 2007, for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, (ii) services by our auditor that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees, (iii) services rendered in connection with preparation of the Company’s federal and state tax returns, tax compliance, tax advice and tax planning, and (iv) all other fees for services rendered.

	FISCAL YEARS
	2008	2007

Audit Fees	$82,011	$70,821

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Audit Related Fees	$	---	$	---
Tax Fees		$4,000		$4,209
All Other Fees	$	---	$	---
Total		$86,011		$75,030

The Audit Committee is required to pre-approve all audit and non-audit services performed by the Company’s independent auditors. The Audit Committee, however, has not adopted any general pre-approval policy with regard to specified audit or non-audit services that may be provided by the independent auditors, but requires that the Audit Committee grant specific pre-approval of each audit or non-audit service to be provided by the independent auditor before the independent auditor is engaged to render such service.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF FREEDMAN & GOLDBERG CERTIFIED PUBLIC ACCOUNTANTS, P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY’S 2009 FISCAL YEAR.

PROPOSAL 3 - REVERSE STOCK SPLIT

The Board of Directors has approved a resolution giving the Board of Directors authority to amend the Company’s Articles of Incorporation (“Amendment”) to effect, in its discretion, a reverse stock split of the Company’s shares of Common Stock, in a range from one-for-two (1:2) to one-for-five (1:5) (the “Reverse Stock Split”) at any time during the twelve months after the 2009 annual meeting or prior to the 2010 annual meeting of shareholders, whichever occurs first. As of the Record Date there were 28,894,093 shares of Common Stock outstanding, which reflects a one-for-ten (1:10) reverse stock split, effective on the Record Date. The Board recommended, and the shareholders approved, up to a one-for-ten (1:10) reverse stock split at the 2008 annual meeting of shareholders. Based upon that shareholder approval, the Board amended the Company’s Articles of Incorporation and effected a one-for-ten (1:10) reverse stock split on the Record Date. The Board has approved the current split ratio based upon a review of the capital structure of the Company, including shares and convertible instruments outstanding, share price, general market conditions, and the potential benefits from the Reverse Stock Split.

The Amendment will be referred to in this proxy statement as the “Reverse Stock Split Amendment.” The text that will be included in the Articles of Amendment to effect the Reverse Stock Split is as follows:

“At the effective time of these Articles of Amendment (the “Effective Date”), every _____ outstanding shares of the Corporation’s Common Stock (the “Old Common Stock”) shall be combined and reclassified into one share of Common Stock, no par value (the “New Common Stock”), of the Company, thereby giving effect to a one-for-________ reverse stock split (the “Reverse Split”). No fractional shares of Common Stock shall be issued in the Reverse Split; instead, any fractional share will be rounded to the next whole share. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of the Old Common Stock (the “Old Certificates,” whether one or more) shall be entitled to receive, upon surrender of the Old Certificates to the Secretary of the Corporation for cancellation, a certificate or certificates representing the number of whole shares of the New Common Stock (the “New Common Certificates”) into which and for which the shares of the Old Common Stock, formerly represented by the Old Certificates so surrendered, are reclassified under the terms hereof. From and after the Effective Date, the Old Certificates shall represent only the right to receive the New Common Certificates pursuant to the provisions hereof. If more than one Old Certificate shall be surrendered at one time for the account of the same stockholder, the number of shares of New Common Stock for which New Common Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Secretary of the Corporation determines that a holder of Old Certificates has not tendered all of such holder’s certificates for exchange, the Secretary of the Corporation shall carry forward any fractional share until all certificates of that holder have been

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presented for exchange such that not more than one share of New Common Stock shall be issued to any holder in respect of fractional interests. If any New Common Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the Secretary of the Corporation that such taxes are not payable. From and after the Effective Date, the total amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.”

The Reverse Stock Split Amendment will become effective on the date it is filed with the Secretary of State of Washington, which date will be selected by the Board on or prior to the Company’s 2010 annual meeting of shareholders. The Board reserves the right to forego or postpone filing the Reverse Stock Split Amendment if such action is determined not to be in the best interests of the Company and its shareholders. If the Reverse Stock Split Amendment is not effected by the Board on the earlier of the twelve months following the 2009 annual meeting or before the 2010 annual meeting of shareholders, the authority to file the Reverse Stock Split Amendment and effect the Reverse Stock Split will lapse.

If the Reverse Stock Split is effected by the Board, the Board will fix a record date for determining the shares subject to the Reverse Stock Split. As of the date of this proxy statement, the Board has not fixed a record date for the Reverse Stock Split.

The Board believes that the Reverse Stock Split will be in the best interests of the Company and its shareholders because the Company believes the Reverse Stock Split will maximize shareholder value. Management believes that the Reverse Stock Split is in the Company's best interest in that it may increase the trading price of its Common Stock. An increase in the price of the Common Stock could, in turn, generate greater investor interest in the Company, thereby enhancing the marketability of the Company’s Common Stock to the financial community. The potential increases in the trading price and greater interest from the financial community could ultimately improve the trading liquidity of the Common Stock.   Moreover, should the Company decide at some point to apply for listing on a different stock exchange such as AMEX or Nasdaq, the reverse stock split may increase the Company’s ability to meet any trading price related listing requirements of such exchange.

The Reverse Stock Split, if implemented, will not change the number of authorized shares of Common Stock. The effect of the Reverse Stock Split would be to reduce the total number of shares of Common Stock, issued and outstanding from 28,894,093 on the Record Date to a range between approximately 14,447,046 to 5,778,819. The Reverse Stock Split will affect all of the holders of Common Stock uniformly and will not affect any shareholder’s percentage ownership interest in the Company, except for insignificant changes that will result from the rounding of fractional shares.

The Company anticipates that its transfer agent will act as the exchange agent for purposes of implementing the exchange of stock certificates. As soon as practicable after the effective date, shareholders and holders of securities convertible into the Company’s Common Stock would be notified of the effectiveness of the Reverse Stock Split. Shareholders of record would receive a letter of transmittal requesting them to surrender their stock certificates for stock certificates reflecting the adjusted number of shares as a result of the Reverse Stock Split. Persons who hold their shares in brokerage accounts or “street name” would not be required to take any further actions to effect the exchange of their certificates. Instead, the holder of the certificate will be contacted. No new certificates would be issued to a shareholder until the shareholder has surrendered the shareholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Until surrender, each certificate representing shares before the Reverse Stock Split would continue to be valid and would represent the adjusted number of shares based on the exchange ratio of the Reverse Stock Split, rounded up to the nearest whole share. Shareholders should not destroy any stock certificate and should not submit any certificates until they receive a letter of transmittal.

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No fractional shares will be issued in connection with the Reverse Stock Split. Any fractional share will be rounded to the next whole share.

The Reverse Stock Split was not adopted as a result of management’s knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, solicitation in opposition to management, or otherwise. As of the date of this proxy statement, our charter and bylaws contain no provisions having an anti-takeover effect, the adoption of the Reverse Split is not part of a plan by management to adopt a series of such amendments, and management does not intend to propose other anti-takeover measures.

In certain circumstances, our management may issue additional shares to resist a third party takeover transaction, even if done at an above market premium and favored by a majority of independent shareholders. There are no adverse material consequences or any anti-takeover provisions in either our Articles of Incorporation or bylaws that would be triggered as a consequence of the Reverse Stock Split. The Articles of Incorporation or bylaws do not address any consequence of the Reverse Stock Split.

Impact of the Proposed Reverse Stock Split If Implemented

The Reverse Stock Split would affect all of our shareholders uniformly and would not affect any shareholder's percentage ownership interests or proportionate voting power, except to the extent that the Reverse Stock Split could result in any of our shareholders receiving an extra share as a result of a fractional share. As described above, no fractional shares will be issued in connection with the Reverse Stock Split. Any fractional share will be rounded to the next whole share. The other principal effects of the Reverse Stock Split will be that:

•	the number of issued and outstanding and treasury shares of our Common Stock will be reduced proportionately based on the final Reverse Stock Split ratio as determined by the Board of Directors;
•

all outstanding shares of options, warrants, notes, debentures and other securities, including the Company’s Series F Preferred Stock, entitling their holders to purchase shares of the Company’s Common Stock would be adjusted as a result of the Reverse Stock Split, as required by the terms of these securities. In particular, the conversion ratio for each instrument would be reduced, and the exercise price, if applicable, would be increased, in accordance with the terms of each instrument and based on the ration from 1:2 to 1:5, as determined by the Board. Also, the number of shares reserved for issuance under the Company’s existing stock option plan would be reduced proportionally based on such ratio; and

•

in addition, the Reverse Stock Split will likely increase the number of stockholders who own odd lots (less than 100 shares). Stockholders who hold odd lots may experience an increase in the cost of selling their shares and may have greater difficulty in executing sales.

Although the number of outstanding shares of our Common Stock would decrease following the proposed Reverse Stock Split, the Board of Directors does not intend for the reverse stock split to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934.

Upon approval of the Reverse Stock Split and filing the Articles of Amendment, the Company will be required to give FINRA (Financial Industry Regulatory Authority) 10 days prior notice of the Reverse Stock Split pursuant to Rule 10b-17 under the Securities Exchange Act of 1934. After receipt of the notice with appropriate supporting documentation, FINRA will advise the Company of the effective date of the Reverse Stock Split on the OTC Bulletin Board where our Common Stock is quoted and will provide us  with a new trading symbol for the Common Stock.

Accounting Consequences

Our Common Stock will continue to have no par value after the Reverse Stock Split. The shares of our Common Stock held in treasury will be reduced proportionately based on the final reverse stock split ratio determined by the Board of Directors. After the Reverse Stock Split, net income or loss per share, and other per share amounts will be

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increased because there will be fewer shares of our Common Stock outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the Reverse Stock Split would be recast to give retroactive effect to the Reverse Stock Split. As described above under “Impact of the Proposed Reverse Stock Split If Implemented,” the per share exercise price of outstanding option awards would increase proportionately, and the number of shares of our Common Stock issuable upon the exercise of outstanding options and upon the vesting of unvested stock unit awards would decrease proportionately, in each case based on the final reverse stock ratio. The Company does not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

Dissenters’ Right of Appraisal

Dissenters have no right of appraisal with respect to the Reverse Stock Split.

Certain Federal Income Tax Consequences

The following summary of certain material federal income tax consequences of the Reverse Stock Split does not purport to be a complete discussion of all of the possible federal income tax consequences and is included for general information only. Further, it does not address any state, local, foreign, or other income tax consequences, nor does it address the tax consequences to shareholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers, and tax-exempt entities. The discussion is based on the United States federal income tax laws as of the date of this proxy statement. Such laws are subject to change retroactively as well as prospectively. This summary also assumes that the shares of Common Stock are held as “capital assets,” as defined in the Internal Revenue Code of 1986, as amended. The tax treatment of a shareholder may vary depending on the facts and circumstances of such shareholder.

EACH SHAREHOLDER IS URGED TO CONSULT WITH SUCH SHAREHOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT.

No gain or loss should be recognized by a shareholder as a result of the Reverse Stock Split; provided, however, any whole shares received in lieu of fractional shares may result in a taxable gain or loss. The aggregate tax basis of the shares received in the Reverse Stock Split will be the same as the shareholder’s aggregate tax basis in the shares exchanged. The shareholder’s holding period for the shares received in the Reverse Stock Split will include the period during which the shareholder held the shares surrendered as a result of the Reverse Stock Split. The Company’s views regarding the tax consequences of the Reverse Stock Split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above. The state and local tax consequences of the Reverse Stock Split may vary significantly as to each shareholder, depending on the state in which such shareholder resides.

The Reverse Split will take effect upon the filing of an amendment to the Company’s Articles of Incorporation with the Secretary of State of Washington.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE REVERSE STOCK SPLIT, GIVING THE BOARD OF DIRECTORS THE AUTHORITY TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S SHARES OF COMMON STOCK IN A RANGE FROM ONE-FOR-TWO (1:2) TO ONE-FOR-FIVE (1:5) AND APPROVAL OF A CORRESPONDING AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT AT ANY TIME DURING THE TWELVE MONTHS AFTER THE 2009 ANNUAL MEETING OR PRIOR TO THE 2010 ANNUAL MEETING OF SHAREHOLDERS, WHICHEVER OCCURS FIRST.

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PROPOSAL 4 - OTHER MATTERS

The Board of Directors does not know of any other matters that will be presented for consideration at the 2009 annual meeting. If any other matters are properly brought before the 2009 annual meeting, the persons appointed as proxies will vote on such matters in accordance with their best judgment.

DIRECTORS AND EXECUTIVE OFFICERS

The following table identifies our current executive officers and directors, their respective offices and positions, and their respective dates of election or appointment:

			INITIAL ELECTION OR
NAME	AGE	POSITION HELD	APPOINTMENT DATE

Paul R. Arena	51	Director, Chairman of the Board, Secretary and Chief Financial Officer	February 2004
Andrew L. Berman	50	Director, Chief Executive Officer	April 2008, April 2009
Christopher Miltenberger	53	President and Chief Operating Officer	August 2008
Douglas F. Bender	59	General Manager, Senior Vice President Engineering	February 2004
D. Christer Bylander	55	Director, President i2Telecom International, Ltd., European Operations	May 2006, July 2007
Audrey L. Braswell	79	Director	June 2004
Montgomery L. Bannerman	53	Director	August 2007

Timothy McGeehan	42	Director	October 2008
Bruce C. Friedman	59	Director	May 2009

Arrangements Involving Directors or Executive Officers

There is no arrangement or understanding between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan, or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current board of directors. There are also no arrangements, agreements, or understandings to our knowledge between non-management shareholders that may directly or indirectly participate in or influence the management of our affairs.

Family Relationships

There are no family relationships among the directors and executive officers.

Business Experience

The business experience of the Company’s directors is provided above under Proposal 1 – Election of Directors.

Christopher Miltenberger, President and Chief Operating Officer

Mr. Miltenberger has served as President and Chief Operating Officer of the Company since August 2008. Furthermore, Mr. Miltenberger has more than 25 years of experience in business, legal, marketing, and related disciplines in the computer, technology, and other industries. From April 2008 to present, Mr. Miltenberger has been a Managing Director of Virenta, LLC, a consulting group specializing in strategic global alliances and business development for the technology and telecommunications industries, and from September 2005 to April 2008, the owner of the Miltenberger Law Firm providing legal counsel, specializing in negotiation and drafting of commercial contracts and other business-related legal matters. Prior thereto, from August 1998 to September 2004, Mr. Miltenberger was President and General Counsel to Resource Concepts, Inc., a computer services company which

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sold to a private equity firm in April 2004. From June 1982 to August 1998, Mr. Miltenberger was Partner and Associate with Worsham, Forsythe & Woolridge, LLP (now Hunton & Williams, LLP). In 1982, Mr. Miltenberger graduated with a Juris Doctorate, University of Missouri and was a Member, Missouri Law Review. Mr. Miltenberger also received a B.A., Accounting and Economics degree, cum laude, Southeast Missouri State University in 1978.

Douglas F. Bender, General Manager and Senior Vice President of Engineering

Mr. Bender has served as General Manager and Senior Vice President of Engineering of the Company since February 2004. Furthermore, Mr. Bender has served as General Manager and Senior Vice President of Business Development of i2Telecom (DE) since November 2002. Mr. Bender co-founded RealVue Simulation Technologies, a simulation technology company in the business of developing complex equipment simulations for commercial and industrial manufacturers, and from October 1999 to September 2002 served as Vice President of Business Development. From February 1999 to January 2000, Mr. Bender served as Vice President of Engineering for Splash Technologies, a color solutions technology company supplying the commercial and OEM color print controller markets. From October 1992 to January 1999, Mr. Bender served as Vice President of Engineering and Operations for Western Development Laboratories (later acquired by Lockheed Martin), a communications company focused in the hi-speed digital satellite and medical radiology markets. Mr. Bender started his career working for TRW Automotive Holdings Corp. as a software engineer, progressing to project manager and subsequently to Business Area Director.

Legal Proceedings

Other than as described below, we know of no material, existing or pending legal proceedings against us, nor are we involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which any of our directors, officers or affiliates, or any registered or beneficial shareholder of more than 5% of our voting securities, or any associate of such persons, is an adverse party or has a material interest adverse to us.

On December 22, 2003, former shareholders of SuperCaller Community, Inc., a Delaware corporation acquired by us in September 2002 (“SuperCaller”), filed a lawsuit against us in the United States District Court for the Northern District of California, San Francisco Division. The plaintiffs alleged that i2Telecom (DE) and certain of its affiliates and representatives deceived the plaintiffs into selling SuperCaller to the Company, among other things. On March 27, 2006,  all federal claims against the Company and related parties in the United States District Court in San Francisco were dismissed with prejudice by Judge Vaughn Walker.  In addition, the court declined to exercise supplemental jurisdiction over the remaining state law claims which were all dismissed as well.  Therefore, no loss or liability has been recorded in our financial statements. In March 2008, the federal claims against the Company and related parties in the United States District Appellate Court in San Francisco were dismissed with prejudice.

We were named a defendant in a lawsuit regarding a disputed amount due for patent preparation and filings by the same attorney representing the plaintiffs in the above matter. In January 2008, the claims against the Company and related parties in the United States District Appellate Court in San Francisco were dismissed with prejudice. In April 2008, the same attorney representing the plaintiffs in the above matter filed an action against the Company in the Superior Court of California, County of Santa Clara (the “Superior Court”). The plaintiffs alleged that i2Telecom (DE) and certain of its affiliates and representatives deceived the plaintiffs into selling SuperCaller to the Company, among other things. A demurrer has been filed by the Company and sustained by the Superior Court with leave to amend. The Company will continue to vigorously defend these claims and believes this litigation to be unsubstantiated and without merit.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires our directors and executive officers, and all persons (“Reporting Persons”) who beneficially own more than 10% of the outstanding shares of Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of the Company. Reporting Persons are also required to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely upon a review of the copies of such forms furnished to the Company for the year ended December 31, 2008, and the information

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provided to the Company by Reporting Persons of the Company, no Reporting Person failed to file the forms required by Section 16(a) of the Exchange Act on a timely basis, except that (i) one report was untimely filed and 22 transactions were untimely reported for Dr. Audrey L. Braswell, (ii) one report was untimely filed and 18 transactions were untimely reported for Paul Arena; and (iii) one report was untimely filed and one transaction was untimely reported for Timothy McGeehan.

Director Independence

Dr. Braswell, Mr. Bannerman, Mr. Bylander, Mr. McGeehan and Mr. Friedmanare the Company’s independent directors as defined under NASDAQ Rule 4350.

Code of Ethics

We have adopted a code of ethics that applies to all employees, including our executive officers and directors. We will provide to any person, without charge and upon request, a copy of the code of ethics. Any such request must be made in writing to the Company, c/o Secretary, 5070 Old Ellis Pointe, Suite 110, Roswell, Georgia 30076.

Indemnification

Section RCW 23B.08.510 of the Washington Business Corporation Act permits the indemnification of directors and officers of Washington corporations. The Company’s Articles of Incorporation and bylaws provide that the Company shall indemnify its directors and officers to the fullest extend permitted by Washington law.

Under Washington law, the Company has the power to indemnify its directors and officers against claims arising in connection with their service to the Company except when a director’s or officer’s conduct involves (a) in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or (b) in connection with any other proceeding charging improper personal benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged liable on the basis that personal benefit was improperly received by the director.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers or persons in control pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the act and is therefore unenforceable.

Section RCW 23B.08.540 of the Washington Business Corporation Act states that the court may order indemnification or advance of expenses if it determines that (a) the director is entitled to mandatory indemnification under RCW23B.08.520, in which case the court shall also order the corporation to pay the director’s reasonable expenses incurred to obtain court-ordered indemnification; (b) the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in RCWB.08.510 or was adjudged liable as described in RCW.23B.08.510(4), but if the director was adjudged so liable the director’s indemnification is limited to reasonable expenses incurred unless the articles of incorporation or a bylaw, contract or resolution approved or ratified by the shareholders pursuant to RCW.08.560 providers otherwise; or (c) in the case of an advance of expenses, the director is entitled to the articles of incorporation, bylaws or any applicable resolution or contract, to payment or reimbursement of the director’s reasonable expenses incurred as a party to the proceeding in advance of final disposition of the proceeding.

The Company has purchased insurance with respect to, among other things, the liabilities that may arise under the statutory provisions referred to above. The Company’s directors and officers are also insured against certain liabilities, including certain liabilities arising under the Securities Act, which might be incurred by them in such capacities and against which they are not indemnified by the Company.

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DIRECTOR AND EXECUTIVE COMPENSATION

Summary of Compensation

The following table sets forth certain information regarding cash and non-cash compensation earned during each of our last two fiscal years by (i) our Chief Executive Officer (“CEO”), (ii) our Chief Financial Officer (“CFO”), (iii) the three most highly compensated executive officers other than our CEO and CFO who were serving as executive officers at the end of our last completed fiscal year, whose total compensation exceeded $100,000 during the fiscal year ended December 31, 2008, and (iv) up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer at the end of our last completed fiscal year, whose total compensation exceeded $100,000 during the fiscal year ended December 31, 2008 (the “Named Executive Officers”).

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (9)	Non- Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Comp-ensation ($)	Total ($)

Paul R. Arena, (1)	2008	$206,250	-	-	-	-	-	-	$206,250
Chairman, CEO and CFO	2007	103,125	-	-	-	-	-	-	103,125

Christopher Miltenberger,	2008	120,000	-	-	-	-	-	-	120,000
President & Chief Operating Officer	2007	0	-	-	-	-	-	-	-

James R. Rose, (2)	2008	0	-	-	-	-	-	-	-
Chief Technology Officer and Director	2007	112,500	-	-	-	-	-	-	112,500

Douglas F. Bender,	2008	135,000	-	-	-	-	-	-	135,000
GM and Sr. Vice President of Engineering	2007	120,833	-	-	-	-	-	-	120,833

(1)	Mr. Arena served as our CEO from February 2004 until April 2009. He continues to serve as our Chairman of the Board and our CFO.
(2)	Mr. Rose served as Chief Technology Officer and Director of the Company from May 1, 2005 until October 31, 2007.

Aggregated Option Exercises in the Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth information concerning the value at December 31, 2008, of the unexercised options held by each of the Named Executive Officers. The value of unexercised options reflects the increase in market value of the Common Stock from the date of grant through December 31, 2008. (1)

(1)	Value of the Company’s unexercised, in-the-money options based on the average of the high and low price of a share of the Common Stock as of December 31, 2008, which was $0.

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Outstanding Equity Awards at Fiscal Year-End

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexer-cised Options (#) Exercis-able	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of SecuritiesUnderlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expira-tion Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incen-tive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Paul R. Arena (1), Chairman, CEO and CFO	664,380	0		0.15	11/1/09
	135,000	0		0.10	3/1/09
	55,555	44,445		0.15	3/21/10
	333,3334	666,666		0.10	1/7/11

Christopher Miltenberger, President and Chief Operating Officer	1,000,000	1,000,000		0.12	8/5/11

Douglas F. Bender, GM and Sr. Vice President of Engineering	1,218,030	0		0.15	6/1/09
	275,000	0		0.10	5/12/09
	166,665	133,335		0.15	3/21/10
	2,500,000	0		0.10	1/7/13
	833,334	1,666,666		0.10	10/25/11

(1) Mr. Arena served as our CEO from February 2004 until April 2009. He continues to serve as our Chairman of the Board and our CFO.

Compensation of Executive Officers

Employment Agreements

We have entered into an employment agreement with one key officer. On August 5, 2008, we entered into an employment agreement with Christopher Miltenberger, who serves as our President and Chief Operating Officer. The term of his agreement expires in August 2009 and carries a base compensation of $150,000 per year.

Director Compensation

The following director compensation disclosure reflects all compensation awarded to, earned by, or paid to the directors below for the fiscal year ended December 31, 2008:

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Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Montgomery Bannerman			$7,500				$7,500

Audrey L. Braswell			$7,500				$7,500

D. Christer Bylander			$7,500				$7,500
Andrew Berman			$30,000				$30,000
Timothy McGeehan			$30,000				$30,000
David Reese (1)			$45,000				$45,000
Total			$127,500				$127,500

_________________________

(1)	Mr. Reese resigned as a director of the Company and as the Chairman of the Company’s Audit Committee, effective May 6, 2009.

The Company grants options to purchase shares of the Company’s Common Stock to its directors pursuant to the Company’s 2004 Stock Incentive Plan. During fiscal year 2008, each director serving in his first year as a director received options to purchase 2,000,000 shares of Common Stock, exercisable at $0.10 per share and vesting at 50% over a two year period. The options expire after three years from the grant date. All other directors received options to purchase 500,000 shares of Common Stock, exercisable at $0.10 per share and vesting at 50% over a two year period. These options also expire after three years from the grant date. As chairman of the Company’s Audit Committee, David Reese received additional options to purchase 1,000,000 shares of Common Stock with the same exercise price, vesting period and expiration date.

For fiscal year 2009, each director received options to purchase 500,000 shares of Common Stock, exercisable at $0.08 per share and vesting at 50% over a two year period. The options expire after three years from the grant date. The Board has agreed to grant Bruce C. Friedman, who was appointed as a director in May 2009, options to purchase 3,000,000 shares of Common Stock, exercisable at $0.07 per share, vesting at 1/36th each month over a three year period. The options will expire three years from the grant date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As used in this section, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as consisting of sole or shared voting power (including the power to vote or direct the vote) and / or sole or shared investment power (including the power to dispose of or direct the disposition of) with respect of security through any contract, arrangement, understanding, or relationship or otherwise, subject to community property laws where applicable.

As of May 14, 2009, the Company had a total of 28,894,093 shares of Common Stock issued and outstanding, which is the only issued and outstanding voting equity security of the Company.

The following table sets forth, as of May 14, 2009: (a) the names of each beneficial owner of more than five percent (5%) of our Common Stock known to us, the number of shares of Common Stock beneficially owned by each such

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person, and the percent of our Common Stock so owned; and (b) the names of each director and executive officer, the number of shares of Common Stock beneficially owned and the percentage of our Common Stock so owned, by each such person, and by all directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of Common Stock, except as otherwise indicated.

	Common Stock Beneficially Owned (1)
Name of Beneficial Owner (2)	Number of Shares of Common Stock		Percentage of Class (3)
Paul R. Arena	2,525,907	(4)	8.46%
Audrey L. Braswell	2,089,889	(5)	7.13%
Andrew Berman	1,800,000	(6)	5.86%
Christopher Miltenberger	1,650,000	(7)	5.40%
Bruce Friedman	2,110,715	(8)	6.94%
Douglas Bender	608,142	(9)	2.07%
Montgomery Bannerman	300,000	(10)	1.03%
D. Christer Bylander	210,000	(11)	.72%
Timothy McGeehan	200,000	(12)	.69%
Vestal Venture Capital 6471 Enclave Way Boca Raton, FL 33496	8,068,233	(13)	26.90%
All executive officers and directors as a group (9 persons)	11,494,653		32.44%

(1)

Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares. Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days of May 14, 2009, are treated as outstanding only when determining the amount and percentage owned by such individual or group.

(2)	The address of each executive officer and director of the Company is 5070 Old Ellis Pointe Road, Suite 110 Roswell, Georgia 30076.

(3)

In accordance with regulations of the SEC, the percentage calculations are based on shares of Common Stock issued and outstanding as of May 14, 2009, plus shares of Common Stock which may be acquired within 60 days of May 14, 2009, by each individual or group listed.

(4)

Includes (i) 6,089 shares of Common Stock held by Mr. Arena’s wife, (ii) 8,372 shares of Common Stock held in trust for the benefit of Mr. Arena’s children, (iii) 1,554,643 shares of Common Stock held by Mr. Arena, and (iv) 956,803 shares of Common Stock issuable upon exercise of certain options and warrants.

(5)

Represents (i) 254,076 shares of Common Stock owned personally by Dr. Braswell and 1,450,813 shares of Common Stock owned by Braswell Enterprises, L.P., of which Dr. Braswell is a general partner, and (ii) 385,000 shares of Common Stock issuable upon exercise of certain options and warrants.

(6)

Represents (i) 1,800,000 shares of Common Stock issuable to Mr. Berman upon exercise of certain options and warrants. Of this amount 1,250,000 shares of Common Stock are issuable upon exercise of certain warrants to Virenta, LLC of which Mr. Berman shares voting power with Mr. Miltenberger and five other persons.

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(7)

Represents (i) 1,650,000 shares of Common Stock issuable to Mr. Miltenberger upon exercise of certain options and warrants. Of this amount 1,250,000 shares of Common Stock are issuable upon exercise of certain warrants to Virenta, LLC of which Mr. Miltenberger shares voting power with Mr. Berman and five other persons.

(8)	Represents (i) 598,215 shares of Common Stock owned by Mr. Friedman, and (ii) 1,512,500 shares of Common Stock issuable upon exercise of certain options and warrants.

(9)	Represents (i) 131,704 shares of Common Stock owned by Mr. Bender, and (ii) 476,438 shares of Common Stock issuable upon exercise of certain options and warrants.

(10)	Represents 300,000 shares of Common Stock issuable to Mr. Bannerman upon exercise of certain options and warrants.

(11)	Represents 210,000 shares of Common Stock issuable to Mr. Bylander upon exercise of certain options and warrants.

(12)	Represents 200,000 shares of Common Stock issuable to Mr. McGeehan upon exercise of certain options.

(13)

Represents (i) 6,050,109 shares of Common Stock owned by Vestal Venture Capital and (ii) 2,018,125 shares of Common Stock issuable upon exercise of certain options and warrants. Mr. Allan Lyons is the managing partner of 21st Century Strategic Investment Planning, LC which is the General Partner of Vestal Venture Capital. Also includes 337,500 of shares of Common Stock issuable upon exercise of certain options and warrants to 21st Century Strategic Investment Planning, LC.

Change in Control

To the knowledge of management, there are no present arrangements or pledges of securities of our company that may result in a change of control of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Described below are certain transactions or series of transactions between us and our executive officers, directors and the beneficial owners of 5% or more of our Common Stock, on an as converted basis, and certain persons affiliated with or related to these persons, including family members, in which they had or will have a direct or indirect material interest in an amount that exceeds the lesser of $120,000 or 1% of the average of our total assets as of year-end for the last two completed fiscal years, other than compensation arrangements that are otherwise required to be described under Executive Compensation.

Mr. Arena serves on the board of directors of Corient, Inc. along with Mr. Bylander.

Mr. Friedman has entered into a series of transactions since the beginning of the Company’s 2008 fiscal year in which he made loans to the Company. The table below provides the required information on each loan.

Date of Loan	Original Amount of Loan	Largest Aggregate Amount of Principal Outstanding During the Period	Amount of Principal Outstanding as of March 31, 2009	Amount of Principal Paid During the Period	Amount of Interest Paid During the Period	Interest Rate Payable on Loan
February 8, 2008	$100,000(1)	$100,000	$50,000	$50,000	-	12%
April 25, 2008	$50,000(2)	$50,000	$25,000	$25,000	-	12%
May 1, 2008	$50,000(3)	$50,000	$25,000	$25,000	-	12%

5508139v.1	24

September 26, 2008	$50,000(4)	$50,000	$55,000	-	-	12%
(1)

This transaction included a $10,000 loan fee and warrants to purchase 1,000,000 shares of common stock at an exercise price of $0.10 per share, vested immediately upon the date of grant with a five-year expiration period.

(2)

This transaction included a $5,000 loan fee and warrants to purchase 500,000 shares of common stock at an exercise price of $0.10 per share, vested immediately upon the date of grant with a five-year expiration period.

(3)

This transaction included a $5,000 loan fee and warrants to purchase 500,000 shares of common stock at an exercise price of $0.10 per share, vested immediately upon the date of grant with a five-year expiration period.

(4)

This transaction included a $5,000 loan fee and warrants to purchase 500,000 shares of common stock at an exercise price of $0.10 per share, vested immediately upon the date of grant with a five-year expiration period.

Additionally, on May 9, 2008, Mr. Friedman entered into a Purchase Agreement with the Company whereby he sold to the Company the rights to a toll-free telephone number in exchange for 100,000 shares of the Company’s common stock, valued at $10,000.

In March 2008, we issued to one institution and one individual, warrants to purchase an aggregate of 10,000,000 shares of Common Stock at an exercise price of $0.10 per share, which vested immediately upon the date of grant with a five-year expiration period. The warrants were issued in connection with the execution of promissory notes in the aggregate amount of $1,000,000 made to us. One of our directors made the loan of which half was guaranteed by an officer and director of ours. The warrants were issued without registration under the Securities Act in reliance upon the exemptions from registration set forth in Section 4(2) and Regulation D. We based such reliance upon factual representations by the recipients of the warrants to us regarding their investment interest and sophistication, among other things. However, these shares are entitled to piggyback registration rights upon filing by us of a registration statement.

In April 2008, we issued to one institution and three individuals, warrants to purchase an aggregate of 3,400,000 shares of Common Stock at an exercise price of $0.10 per share, vested immediately upon the date of grant with a five-year expiration period. The warrants were issued in connection with the execution of extensions for promissory notes in the aggregate amount of $425,000 made to us. Of this amount, 625,000 warrants were issued to one individual who is one of our directors for which a loan was made to us for $125,000. The warrants were issued without registration under the Securities Act in reliance upon the exemptions from registration set forth in Section 4(2) and Regulation D. We based such reliance upon factual representations by the recipients of the warrants to us regarding their investment interest and sophistication, among other things. However, these shares are entitled to piggyback registration rights upon filing by us of a registration statement.

In May 2008, we issued to nineteen individuals, one institution and one trust warrants to purchase an aggregate of 15,225,000 shares of Common Stock at an exercise price of $0.10 per share, which vested immediately upon the date of grant with a five-year expiration period. The warrants were issued in connection with the execution of promissory notes in the aggregate amount of $2,525,000 made to us. Of this amount, 10,750,000 warrants were issued to one individual who is one of our directors and another individual who is an officer and director for which a loan was made to us for $1,000,000 of which half was guaranteed by an officer and director of ours. The warrants were issued without registration under the Securities Act in reliance upon the exemptions from registration set forth in Section 4(2) and Regulation D. We based such reliance upon factual representations by the recipients of the warrants to us regarding their investment interest and sophistication, among other things. However, these shares are entitled to piggyback registration rights upon filing by us of a registration statement.

In July 2008, we issued to two institutions and five individuals warrants to purchase an aggregate of 8,572,500 shares of Common Stock at an exercise price of $0.10 per share, which vested immediately upon the date of grant with a five-year expiration period. The warrants were issued in connection with the execution of promissory notes in

5508139v.1	25

the aggregate amount of $1,750,000 made to us. Of this amount, 5,000,000 warrants were issued to one individual who is one of our directors and another individual who is an officer and director for which a loan was made to us for $1,000,000 of which half was guaranteed by an officer and director of ours. The warrants were issued without registration under the Securities Act in reliance upon the exemptions from registration set forth in Section 4(2) and Regulation D. We based such reliance upon factual representations by the recipients of the warrants to us regarding their investment interest and sophistication, among other things. However, these shares are entitled to piggyback registration rights upon filing by us of a registration statement.

In August 2008, we issued to six individuals and three institutions warrants to purchase an aggregate of 19,500,000 shares of Common Stock at an exercise prices ranging from of $0.08 to $0.10 per share, which vested immediately upon the date of grant with a five-year expiration period. The warrants were issued in connection with the execution of modifications to promissory notes in the aggregate amount of $1,850,000 made to us. Of this amount, 10,000,000 warrants were issued to one individual who is one of our directors and another individual who is an officer and director for which a loan was made to us for $1,000,000 of which half was guaranteed by an officer and director of ours. The warrants were issued without registration under the Securities Act in reliance upon the exemptions from registration set forth in Section 4(2) and Regulation D. We based such reliance upon factual representations by the recipients of the warrants to us regarding their investment interest and sophistication, among other things. However, these shares are entitled to piggyback registration rights upon filing by us of a registration statement.

Also in August 2008, we issued a total of 56,457,026 shares of our Common Stock in exchange for the exercise of 146,653,041 warrants to six individuals and two institutions, one institution of which is an affiliate of the Company who exercised 72,180,357 cashless warrants in exchange for 29,755,357 shares of Common Stock. Of the total amount of shares issued, 11,953,177 shares of Common Stock were issued in exchange for 32,652,386 cashless warrants from one individual who is one of our directors and another individual who is an officer and director of ours. These shares of our Common Stock shall be issued without registration under the Securities Act in reliance upon the exemptions from registration set forth in Section 4(2) and Regulation D. We based such reliance upon factual representations by the recipients of the shares to us regarding their investment interest and sophistication, among other things. However, all of these shares above are entitled to registration rights for which we have agreed to file a registration statement. The Company entered into a Lock-Up Agreement with the shareholder whereby the shareholder will be restricted to sell up to 1,400,000 common shares of the Company per month for a period of twelve months and provided that the Company’s market capitalization is in excess of $100 million twelve months from the date of exercise, the shareholder shall be restricted to sell up to 1,400,000 common shares of the Company per month for a second period of twelve months.

In October 2008, we issued to one individual and one institution warrants to purchase an aggregate of 13,000,000 shares of Common Stock at an exercise price of $0.10 per share, which vest according to performance. The warrants were issued in connection with consulting services performed for us. Of this amount, 12,500,000 warrants were issued to one institution that has an affiliation with one of our directors and another individual who is an officer of ours. The warrants were issued without registration under the Securities Act in reliance upon the exemptions from registration set forth in Section 4(2) and Regulation D. We based such reliance upon factual representations by the recipients of the warrants to us regarding their investment interest and sophistication, among other things. However, these shares are entitled to piggyback registration rights upon filing by us of a registration statement.

Also in October 2008, we issued to four individuals and two institutions warrants to purchase an aggregate of 17,600,000 shares of Common Stock at an exercise prices ranging from of $0.08 to $0.10 per share, which vested immediately upon the date of grant with a five-year expiration period. Of this amount, 5,000,000 warrants were issued to one institution that has an affiliation with one of our directors and another individual who is an officer of ours. The warrants were issued in connection with the execution of modifications to promissory notes in the aggregate amount of $1,487,500 made to us. The warrants were issued without registration under the Securities Act in reliance upon the exemptions from registration set forth in Section 4(2) and Regulation D. We based such reliance upon factual representations by the recipients of the warrants to us regarding their investment interest and sophistication, among other things. However, these shares are entitled to piggyback registration rights upon filing by us of a registration statement.

In November 2008, we issued to four individuals and one institution warrants to purchase an aggregate of 19,000,000 shares of Common Stock at an exercise prices ranging from of $0.08 to $0.10 per share, which vested

26

immediately upon the date of grant with a five-year expiration period. Of this amount, 10,000,000 warrants were issued to one institution that has an affiliation with one of our directors and another individual who is an officer of ours. The warrants were issued in connection with the execution of modifications to promissory notes in the aggregate amount of $1,225,000 made to us. The warrants were issued without registration under the Securities Act in reliance upon the exemptions from registration set forth in Section 4(2) and Regulation D. We based such reliance upon factual representations by the recipients of the warrants to us regarding their investment interest and sophistication, among other things. However, these shares are entitled to piggyback registration rights upon filing by us of a registration statement.

In January 2009, we issued to one institution and one individual warrants to purchase an aggregate of 20,000,000 shares of Common Stock at an exercise price of $0.08 per share, which vested immediately upon the date of grant with a five-year expiration period. The warrants were issued in connection with the execution of a promissory note extension in the aggregate amount of $1,000,000 made to us. One of our directors made the loan of which half was guaranteed by an officer and director of ours. The warrants were issued without registration under the Securities Act in reliance upon the exemptions from registration set forth in Section 4(2) and Regulation D. We based such reliance upon factual representations by the recipients of the warrants to us regarding their investment interest and sophistication, among other things. However, these shares are entitled to piggyback registration rights upon filing by us of a registration statement.

In March 2009, we issued a total of 8,000,000 shares of our Common Stock in exchange for the exercise of 40,000,000 warrants to one individual and one institution. Of the total amount of shares issued, 8,000,000 shares of Common Stock were issued in exchange for 40,000,000 cashless warrants from one individual who is one of our directors and another individual who is an officer and director of ours. These shares of our Common Stock shall be issued without registration under the Securities Act in reliance upon the exemptions from registration set forth in Section 4(2) and Regulation D. We based such reliance upon factual representations by the recipients of the shares to us regarding their investment interest and sophistication, among other things.

The Company believes that the foregoing transactions with its officers and directors were on terms no less favorable than could have been obtained from independent third parties.

GENERAL INFORMATION

Shareholder Proposals

Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company’s 2010 annual meeting of shareholders and that shareholders desire to have included in the Company’s proxy materials relating to such meeting must be received by the Company at its corporate offices no later than January 29, 2010, which is 120 calendar days prior to the anniversary of this year’s mailing date. Upon timely receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations governing the solicitation of proxies.

If a shareholder wishes to present a proposal at the Company’s 2010 annual meeting or to nominate one or more directors and the proposal is not intended to be included in the Company’s proxy statement relating to the meeting, the shareholder must give advance written notice to the Company by April 15, 2010. Pursuant to SEC Rule 14a-4(c)(1), if proposals are received prior to the meeting they may be voted upon with the discretionary authority granted to the proxies in this proxy statement and attached proxy card.

Any shareholder filing a written notice of nomination for director must describe various matters regarding the nominee and the shareholder, including such information as name, address, occupation, and shares held.   Any shareholder filing a notice to bring other business before a shareholder meeting must include in such notice, among other things, a brief description of the proposed business and the reasons for the business, and other specified matters. Copies of those requirements will be forwarded to any shareholder upon written request.

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Householding

As permitted by the Exchange Act, some brokers and other nominee record holders may deliver only one copy of this proxy statement to shareholders residing at the same address, unless such shareholders have notified the Company or their brokers or other nominee record holders of their desire to receive multiple copies of the proxy statement. Upon oral or written request, we will promptly deliver a separate copy of the proxy statement to any shareholder residing at an address to which only one copy was mailed. Shareholders residing at the same address and currently receiving only one copy of the proxy statement may contact their respective brokers or other nominee record holders or the Company to request multiple copies in the future, and shareholders residing at the same address and currently receiving multiple copies of the proxy statement may contact their respective brokers or other nominee record holders or the Company to request a single copy in the future. In any event, if you did not receive an individual copy of this proxy statement or our Annual Report on Form 10-K, we will send a copy upon written request. All such requests of the Company should be sent to: i2 Telecom International, Inc., 5070 Old Ellis Pointe, Suite 110, Roswell, Georgia 30076.

Solicitation

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card, and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by directors, officers, or other regular employees of the Company. No additional compensation will be paid to directors, officers, or other regular employees for such services.

Form 10-K - Annual Report

Enclosed herewith is the Company’s Annual Report on Form 10-K for the 2008 fiscal year. Additional copies may be requested in writing. Such requests should be submitted to Attn: Paul R. Arena, Secretary, i2 Telecom International, Inc., 5070 Old Ellis Pointe, Suite 110, Roswell, Georgia 30076.   Exhibits to Form 10-K will also be provided upon specific request. The materials will be provided without charge.

Paul R. Arena Chairman of the Board of Directors

May 18, 2009

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PROXY

(For holders of Common Stock)

i2 TELECOM INTERNATIONAL, INC.

5070 Old Ellis Pointe, Suite 110

Roswell, GA 30076

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Shareholders

to be held June 30, 2009:

The proxy materials are available at www.i2Telecom.com/proxy

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS PAUL R. ARENA AS PROXY OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF i2 TELECOM INTERNATIONAL, INC. (THE “COMPANY”) HELD OF RECORD BY THE UNDERSIGNED ON MAY 14, 2009, AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2009 OR ANY ADJOURNMENT THEREOF, ON THE FOLLOWING MATTERS AS INDICATED BELOW, EACH OF WHICH ARE PROPOSED BY THE COMPANY.

(Continued and to be marked, dated and signed, on the other side)

1.	To elect seven directors to serve until the 2010 annual meeting of the shareholders.

FOR all nominees listed (except as marked to the contrary)

WITHHOLD AUTHORITY to vote for all nominees listed

01 Paul R. Arena	02 D. Christer Bylander	03 Audrey L. Braswell
04 Montgomery L. Bannerman	05 Andrew L. Berman	06 Timothy McGeehan
07 Bruce C. Friedman

(Instruction: To withhold authority to vote for any individual nominee, place a line through the nominee’s name.)

2.	To ratify the appointment of Freedman & Goldberg Certified Public Accountants, P.C. as the Company’s registered independent public accountants for the 2009 fiscal year.
	FOR	AGAINST	ABSTAIN

3.

To authorize the Board of Directors of the Company to effect a reverse stock split of the Company’s shares of common stock, no par value (the “Common Stock”), in a range from one-for-two (1:2) to one-for-five (1:5) of the Company’s shares of Common Stock and approve a corresponding amendment to the Company’s Articles of Incorporation at any time during the twelve months after the 2009 annual meeting or prior to the 2010 annual meeting of shareholders, whichever occurs first (“Reverse Stock Split”).

	FOR	AGAINST	ABSTAIN

4.	In his discretion, upon the transaction of any other matters which may properly come before the meeting or any adjournment thereof.
	FOR	AGAINST	ABSTAIN

1

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned shareholder(s) in items 1, 2, 3 and 4 above. If this card contains no specific voting instructions, the shares will be voted FORthe election of all nominees for director; FORthe ratification of the auditors; FORthe Reverse Stock Split; and in the discretion of the proxy on any other matters that any properly come before the meeting or any adjournments thereof.

Dated

Signature	Signature if held jointly

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

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